Exhibit 10.3

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (“IP Security Agreement”), dated as of May 13, 2026, is made by Aether Holdings, Inc., a Delaware corporation (“Debtor”), in favor of STREETERVILLE CAPITAL, LLC, a Utah limited liability company (the “Secured Party”).

A.	Debtor agreed to issue to Secured Party a Secured Promissory Note, as may be amended from time to time (the “Note”), pursuant to a certain Securities Purchase Agreement of even date herewith by and between Debtor and Secured Party (the “Purchase Agreement”).

B.	In order to induce Secured Party to extend the credit evidenced by the Note, Debtor has agreed to enter into that certain Security Agreement of even date herewith by and between Debtor and Secured Party (the “Security Agreement”) and to grant Secured Party a security interest in certain “Collateral” as defined in the Security Agreement.

C.	Under the terms of the Security Agreement, Debtor has granted to Secured Party a security interest in, among other property, certain intellectual property of the Debtor, and has agreed to execute and deliver this IP Security Agreement for recording with governmental authorities, including, but not limited to, the United States Patent and Trademark Office and the United State Copyright Office.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Grant of Security. Debtor hereby pledges and grants to Secured Party a security interest in and to all of the right, title, and interest of such Debtor in, to, and under the following (the “IP Collateral”):

(a) the patents, patent applications and trademarks set forth on Schedule 1 hereto and all reissues, divisions, continuations, continuations-in-part, renewals, extensions, and reexaminations thereof, and amendments thereto;

(b) the trademark registrations and applications set forth on Schedule 1 hereto, together with the goodwill connected with the use thereof and symbolized thereby, and all extensions and renewals thereof;

(c) the copyright registrations and applications set forth on Schedule 1 hereto, and all extensions and renewals thereof;

(d) all rights of any kind whatsoever of Debtor accruing under any of the foregoing provided by applicable law of any jurisdiction, by international treaties and conventions and otherwise throughout the world;

(e) any and all royalties, fees, income, payments, and other proceeds now or hereafter due or payable with respect to any and all of the foregoing; and

(f) any and all claims and causes of action with respect to any of the foregoing, whether occurring before, on, or after the date hereof, including all rights to and claims for damages, restitution, and injunctive and other legal and equitable relief for past, present, and future infringement, dilution, misappropriation, violation, misuse, breach, or default, with the right but no obligation to sue for such legal and equitable relief and to collect, or otherwise recover, any such damages.

2. Recordation. Debtor authorizes the Commissioner for Patents, the Commissioner for Trademarks, and the Register of Copyrights to record and register this IP Security Agreement upon request by the Secured Party.

3. Loan Documents. This IP Security Agreement has been entered into pursuant to and in conjunction with the Security Agreement, the Purchase Agreement, the Note and all other documents related thereto and entered into in connection therewith (the “Loan Documents”), which are hereby incorporated by reference. The provisions of the Loan Documents shall supersede and control over any conflicting or inconsistent provision herein. The rights and remedies of the Secured Party with respect to the IP Collateral are as provided by the Loan Documents and nothing in this IP Security Agreement shall be deemed to limit such rights and remedies.

4. General Representations and Warranties. In addition to those representations and warranties made in the Security Agreement, Debtor hereby represents and warrants to Secured Party that:

(a) Debtor owns, has independently developed, and has the valid right to encumber use, possess, develop, sell, license, copy, distribute, market, advertise and/or dispose of all IP Collateral.

(b) The IP Collateral does not infringe, whether indirectly (e.g., contributorily or by induced infringement) or directly, upon any copyright, trademark, trade dress, trade secret or patent or other proprietary or intellectual property right of any third party in the United States or in any country or jurisdiction worldwide, and that no third party in the United States or in any country or jurisdiction worldwide has made any infringement or misappropriation claims against Debtor regarding the IP Collateral.

(c) All applications and registrations related to the IP Collateral are valid, enforceable, subsisting, and have not expired, been revoked or cancelled for failure to prosecute, and all issuance, renewal, maintenance and other payments that are or have become due with respect thereto have been timely paid by or on behalf of the Debtor.

(d) Debtor has not assigned any right, title or interest in the IP Collateral to any third party.

(e) There is no pending or threatened claim or litigation contesting the validity or ownership of the IP Collateral. There is no legitimate basis for any such claim, nor has Debtor received any notice asserting that any IP Collateral or the proposed encumbrance, use, sale, license or disposition thereof conflicts or shall conflict with the rights of any other party, nor is there any legitimate basis for any such assertion.

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(f) Debtor represents and warrants to Secured Party that Schedule 1 attached hereto is a true, complete and accurate list of all patents, patent applications, trademarks, trademark applications, copyrights, and copyright applications owned by Debtor.

5. Execution in Counterparts. This IP Security Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic signature (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6. Successors and Assigns. This IP Security Agreement will be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns. This IP Security Agreement may be assigned by Secured Party to its affiliates that are permitted assignees of the Note, upon prior written notice to Debtor, without the need to obtain Debtor’s consent thereto, provided that any such assignee agrees in writing to be bound by the terms of all Transaction Documents (as defined in the Purchase Agreement) as though an original party thereto. Except as set forth above, neither Secured Party nor Debtor may assign its rights or obligations under this IP Security Agreement or delegate its duties hereunder, whether directly or indirectly, without the prior written consent of the other party, and any such attempted assignment or delegation shall be null and void.

7. Governing Law; Arbitration. This IP Security Agreement and any claim, controversy, dispute, or cause of action (whether in contract or tort or otherwise) based upon, arising out of, or relating to this IP Security Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the United States and the State of Utah, without giving effect to any choice or conflict of law provision or rule (whether of the State of Utah or any other jurisdiction), and will be subject to the Arbitration Provisions (as defined in the Purchase Agreement) attached as an exhibit to the Purchase Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, Debtor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

AETHER HOLDINGS, INC.

By:	/s/ Kuan Liang Lin
Kuan Liang Lin, CEO

Address for Notices:

110 Charlton Street, Unit RET B

New York, New York 10014

AGREED TO AND ACCEPTED:

STREETERVILLE CAPITAL, LLC

By:	/s/ John Fife
John Fife, President

Address for Notices:

297 Auto Mall Drive #4

St. George, Utah 84770

[Signature Page to Intellectual Property Security Agreement]

SCHEDULE 1

TRADEMARKS